UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Schedule 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

SWISSINSO HOLDING INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which Transaction applies:
2)	Aggregate number of securities to which Transaction applies:
3)	Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of Transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SWISSINSO HOLDING INC.
590 Madison Avenue
21st Floor
New York, New York 10022

November 22, 2010

Dear Stockholder:

 The purpose of this letter is to inform you that holders of shares representing 51.7% of our common stock have executed written consents approving the actions by our Board of Directors (a) to amend the Company’s Certificate of Incorporation to increase the number of shares of our authorized common stock from 100 Million to 200 Million shares and (b) to adopt the 2009 Stock Incentive Plan which provides for the grant of stock options and other rights to purchase an aggregate of 10 Million shares of our common stock to our employees, officers, directors and service providers.

The amendment to our Certificate of Incorporation and the 2009 Stock Incentive Plan are described in greater detail in the Information Statement accompanying this letter.  The consents we have received constitute the only stockholder approval required under the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws.  The foregoing actions will become effective twenty (20) calendar days after the accompanying Information Statement is first mailed to our stockholders.

No action is required by you.  Because stockholders holding at least a majority of the voting rights of our common stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions, no other stockholder consents will be solicited in connection with the transactions described in the accompanying Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Yves Ducommun
Chief Executive Officer

SWISSINSO HOLDING INC.
590 Madison Avenue
21st Floor
New York, New York 10022

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of SwissINSO Holding Inc., a Delaware corporation (the “Company”), as of the close of business on the record date, November 4, 2010.  The purpose of the Information Statement is to notify our stockholders that on December 16, 2009 the Board of Directors of the Company authorized by unanimous written consent, and on November 4, 2010 the holders of 40,597,145 shares of Common Stock, representing 51.7% of the 78,534,202 shares of Common Stock issued and outstanding on the record date, approved by written consent, (a) an amendment to the Company's Certificate of Incorporation (the “Amendment”) to increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000 and (b) the adoption of the 2009 Stock Incentive Plan (the “Plan”) which provides for the grant of stock options and other rights to purchase an aggregate of 10,000,000 shares of Common Stock to employees, officers and directors of, and other individuals providing bona fide services to or for, the Company.  The forms of the Amendment and the Plan are attached to this Information Statement as Annexes A and B, respectively.

Pursuant to the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendment and the Plan by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company.  Such written consent assures that the Amendment will occur and the Plan will be adopted without your vote.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to the holders of voting stock who did not sign written consents at least twenty (20) days prior to the effective date of the action.  This Information Statement, which is being sent to all holders of record of Common Stock as of November 4, 2010, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

The date of this Information Statement is November 22, 2010.  This Information Statement will be mailed on or about November 22, 2010.

PROPOSAL 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Approval by the Board

On December 16, 2009, by unanimous written consent, our Board of Directors, approved the Amendment, which will increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000.

Reasons for the Amendment

The authorization of the additional 100,000,000 shares of Common Stock will allow the Company (a) to complete its ongoing private placement of 9% Secured Convertible Notes (the “Notes”) and Warrants (the “Warrants”) referred to in the Current Reports on Form 8-K filed with the SEC on December 22, 2009, February 24, 2010 and September 21, 2010 and (b) to grant stock options and other rights to purchase shares of Common Stock to employees, officers and directors of, and other individuals providing bona fide services to or for, the Company under the Plan (see Proposal 2).

The Company has sold a total of $5,835,000 of Convertible Promissory Notes and Warrants in the private placement and is authorized to sell a maximum of $15,000,000 of Notes and Warrants.  If the maximum amount of Notes and Warrants were sold in the private placement, the Company would need to reserve at least an additional 36,660,000 shares of Common Stock.  This amount represents the number of shares of Common Stock issuable upon (a) the conversion into Common Stock of an additional $9,165,000 of Notes (not including interest) sold to subscribers in the private placement and (b) the exercise of an additional 18,330,000 Warrants issued to such subscribers but does not include any Warrants that may be issuable as commissions to the placement agents in the private placement.  After giving effect to the conversion of all the Notes that have already been sold in the private placement and the exercise of all the Warrants that have already been issued to the subscribers in the private placement, the Company would have a total of 99,537,145 shares of Common Stock issued and outstanding.

In addition, upon the adoption of the Plan referred to in Proposal 2, the Company will need to reserve an additional 10,000,000 shares to be issued upon the exercise of stock options and other rights that may be granted under the Plan.

The remaining additional authorized shares of Common Stock would be available for issuance from time to time for corporate purposes, such as raising additional capital, making strategic acquisitions, entering into collaborative and license agreements and employee recruitment and retention.  We believe that the availability of these additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Potential Anti-Takeover Effect

In addition to financing purposes, the Company could also issue shares of Common Stock that may make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.  Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.  Our Certificate of Incorporation also gives our Board the authority to issue shares of Preferred Stock and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of the shares of Preferred Stock, and any series so established could be used to delay or prevent a change of control.  This provision of our Certificate of Incorporation is not affected by the Amendment.

Approval by Stockholders

On November 4, 2010, the Company had 78,534,202 shares of its Common Stock issued and outstanding.  As of such date, the holders of 40,597,145 shares of Common Stock, or approximately 51.7% of the issued and outstanding shares of Common Stock, approved the Amendment.  Pursuant to the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company.  Such written consent assures that the Amendment will occur without your vote.  Pursuant to the rules and regulations promulgated by the SEC under the Exchange Act, an information statement must be sent to the holders of voting stock who did not sign written consents at least twenty (20) days prior to the effective date of the action.  This Information Statement, which is being sent to all holders of record of Common Stock as of November 4, 2010, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

Dissenters’ Rights

In accordance with the Delaware General Corporation Law, you will not have dissenters’ or appraisal rights in connection with the Amendment.

Effective Date of the Amendment

The Company anticipates that the Amendment will be effective twenty (20) days after the mailing of this Information Statement; that is, it will be effective on approximately December 13, 2010.

PROPOSAL 2

APPROVAL OF SWISSINSO HOLDING INC. 2009 STOCK INCENTIVE PLAN

Approval by the Board

On December 16, 2009, by unanimous written consent, our Board of Directors approved the adoption of the SwissINSO Holding Inc. 2009 Stock Incentive Plan (the “Plan”).

The Plan

The following is a description of the material provisions of the Plan.  For all the terms of the Plan, reference is hereby made to the Plan attached to this Information Statement as Annex B.  All statements made herein concerning the plan are qualified by reference to said annex.

Purpose

The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate participants to achieve long-term Company goals; and further align participants’ interests with those of the Company’s other stockholders.

Term and Termination

The Plan shall become effective on December 16, 2009, subject  to approval by the Company’s stockholders within twelve (12) months thereafter.  No Awards shall be granted prior to such stockholder approval, and no Awards shall be granted on or after the date ten (10) years after the effective date or such earlier date as of which the Plan is discontinued by the Board of Directors.  The Plan shall terminate on December 16, 2019 or such earlier time as the Board of Directors may determine.

Administration

The Plan shall be administered by the Company’s Compensation Committee or, if none exists, the Company’s Board of Directors (the “Administrator”).

Eligibility

Awards under the Plan may be granted by the Administrator to (a) any officer, employee, associate or director of the Company or its affiliates or subsidiaries, (b) any consultant or advisor providing services to the Company or its affiliates or subsidiaries or (c) any employee of any company or business acquired by the Company or its affiliates or subsidiaries.  As of the date hereof, approximately ten (10) persons were eligible to participate in the Plan, including three (3) outside directors, each of whom will be granted non-qualified stock options under the Plan to purchase 300,000 shares of the Company’s Common Stock, or an aggregate of 900,000 shares, at an exercise price equal to the closing selling price of the Common Stock on the date of grant.

Stock Subject to Plan

The aggregate number of shares of Common Stock which may be delivered under the Plan shall not exceed 10,000,000 shares, and the maximum number of shares that may be covered by an Award to any one participant during any calendar year shall not exceed 1,000,000 shares.  The number and kind of shares covered under the Plan shall be subject to adjustment in the event of any stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in capital structure, corporate separation or division, reorganization, rights offering, partial or complete liquidation, merger, consolidation or any other corporate transaction, share offering or other event having an effect similar to the foregoing.

Stock Options

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be either Incentive Stock Options or Non-Qualified Stock Options as determined from time to time by the Administrator.  Incentive Stock Options may only be granted only to employees of the Company and its subsidiaries.

To the extent that the fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

The exercise price per share of Common Stock purchasable under a Stock Option shall be not less than the fair market value per share of the Common Stock on the date the Stock Option is granted or, in the case of a holder of ten percent (10%) or more of the Company’s Common Stock (a “Ten Percent Holder”), not less than 110% of such fair market value per share of the Common Stock on the date the Stock Option is granted.

Except as otherwise provided in the applicable option agreement, no Stock Option shall be exercisable more than ten (10) years after the date of grant, provided that under no circumstances shall an Incentive Stock Option be exercisable more than ten (10) years (or five (5) years in the case of a Ten Percent Holder) after the date the Incentive Stock Option is granted.

Except as otherwise provided in the applicable option agreement, Stock Options shall vest one-third on the first anniversary of grant and one-twelfth on each successive third month anniversary thereafter, provided that the participant shall have continuously remained in the active employment of the Company or its affiliates.  Stock Options shall be exercisable to the extent vested and shall be subject to such additional terms and conditions determined by the Administrator and set forth in the applicable option agreement.

The option price of any Stock Option shall be paid in full in cash or as otherwise provided in the applicable option agreement.

Except as otherwise provided in the applicable option agreement, Stock Options shall not be transferable except by will or the laws of descent and distribution.

Except as otherwise provided in the applicable option agreement, Stock Options shall terminate one (1) year after the participant’s death or disability, six (6) months after the participant’s retirement from active employment, three (3) months after the participant’s involuntary termination of employment without cause, immediately upon the participant’s involuntary termination of employment for cause and one (1) month after the participant’s termination of employment for any other reason.

Other Awards

Stock Awards and Performance Awards other than Stock Options may also be issued under the Plan subject to such terms and conditions as may be determined by the Administrator and set forth in the applicable award agreement.

Change of Control

In the event of a Change in Control of the Company, all Stock Options shall become fully vested and exercisable and any restrictions applicable to outstanding Stock Awards shall lapse.

Amendment

The Board of Directors may at any time terminate, amend, alter or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would adversely affect the rights of a participant under an Award theretofore granted without the participant’s consent.  The Administrator may amend the terms of any Stock Option or other Award prospectively or retroactively, but no such amendment shall adversely affect the rights of a participant without the participant’s consent.

Potential Anti-Takeover Effect

Although not intended as an anti-takeover measure by our Board of Directors, one of the possible effects of the Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and key employees.  These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such an attempt.

Approval by Stockholders

On November 4, 2010, the Company had 78,534,202 shares of its Common Stock issued and outstanding.  As of such date, the holders of 40,597,145 shares of Common Stock, or approximately 51.7% of the issued and outstanding shares of Common Stock, approved the Plan.  Pursuant to the provisions of the Delaware General Corporation Law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Plan by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company.  Such written consent assures that the Plan will be adopted without your vote.  Pursuant to the rules and regulations promulgated by the SEC under the Exchange Act, an information statement must be sent to the holders of voting stock who did not sign written consents at least twenty (20) days prior to the effective date of the action.  This Information Statement, which is being sent to all holders of record of Common Stock as of November 4, 2010, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

Dissenters’ Rights

In accordance with the Delaware General Corporation Law, you will not have dissenters’ or appraisal rights in connection with the Plan.

Effective Date of the Plan

The Company anticipates that the Plan will be effective twenty (20) days after the mailing of this Information Statement; that is, it will be effective on approximately December 13, 2010.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 100,000,000 shares of Common Stock with par value of $0.0001, of which 78,534,202 shares are issued and outstanding as of November 4, 2010.  Each holder of shares of our Common Stock is entitled to one vote per share on all matters to be voted upon by the stockholders, including the election of directors.  The holders of shares of our Common Stock have no preemptive, conversion, subscription or cumulative voting rights.  There is no provision in our Certificate of Incorporation or Bylaws that would delay, defer or prevent a change in control of our Company.

Preferred Stock

We are authorized to issue 10,000,000 shares of preferred stock, none of which is issued and outstanding.  Our board of directors has the right, without shareholder approval, to issue preferred shares with rights superior to the rights of the holders of shares of common stock.  As a result, preferred shares could be issued quickly and easily, negatively affecting the rights of holders of common shares and could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult.  Because we may issue up to 10,000,000 shares of preferred stock in order to raise capital for our operations, your ownership interest may be diluted, which results in your percentage of ownership in us decreasing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of November 4, 2010, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group.  Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC.  Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security.  The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 78,534,202 shares of our common stock issued and outstanding as of November 4, 2010.

NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP OF STOCK	CURRENT PERCENTAGE OF OWNERSHIP
Michel Gruering PSE – Parc Scientifique de l’EPFL Rue J.D. Colladon Building D – 3rd floor 1015 Lausanne Switzerland	35,597,145	45.33%
Yves Ducommun PSE – Parc Scientifique de l’EPFL Rue J.D. Colladon Building D – 3rd floor 1015 Lausanne Switzerland	5,000,000	6.37%
Clive D. Harbutt (1) 16 rue de la Pelisserie 1204 Geneva Switzerland	1,000,000	1.27%
All Officers and Directors as a group (5 persons)	41,597,145	52.97%

(1) Consists of 1,000,000 shares owned by SICG S.A., of which Mr. Harbutt is the principal shareholder, officer and director.

EXECUTIVE COMPENSATION

Summary Compensation

The following Summary Compensation Table sets forth all cash compensation awarded to, earned by or paid to our Chief Executive Officer, our President and our directors for all services rendered in all capacities to the Company and our wholly-owned subsidiary SwissINSO SA during the year ended December 31, 2009.  Prior to 2009, no compensation was paid to any of our officers or directors.

Name and Principal Position	Salary	All Other Compensation		Total

Yves Ducommun
Chief Executive Officer	$368,348	$33,053	(1)	$401,401

Michel Gruering
President	-0-	$119,485	(2)	$119,485

Clive D. Harbutt
Director	-0-	$6,000	(3)	$6,000

(1)           Represents total employer’s benefits contribution paid during 2009.
(2)           Represents consulting fees paid during 2009.
(3)           Represents directors’ fees paid for the period October 19, 2009 through January 18, 2010.

Compensation of Directors

Our outside directors, Clive D. Harbutt, Suhail Konstantin Saad and Timothy A. Tolhurst, are entitled to annual directors’ fees in the amount of $24,000, payable monthly.  Each of such directors will also be granted non-qualified stock options under the Plan to purchase 300,000 shares of the Company’s Common Stock at an exercise price equal to the closing selling price of the Common Stock on the date of grant.  The shares issuable under the option will vest one-third on the date of grant and the balance in equal installments on each of the first, second and third anniversaries of the date of grant, assuming such director is still a member of the Board on each of such dates.  The Company will also reimburse each of our outside directors for all reasonable, pre-approved business expenses reasonably incurred in the pursuit and furtherance of the Company’s business and indemnify each of our directors to the fullest extent permitted under, and otherwise in accordance with the provisions of, Section 145 of the General Corporation Law of the State of Delaware.

Employment and Consulting Agreements

Yves Ducommun, our Chief Executive Officer, is a party to an Employment Contract dated December 12, 2008 with SwissINSO SA, our wholly-owned subsidiary, pursuant to which he serves as Chief Executive Officer of SwissINSO for an unlimited duration at a base salary of CHF 380,000 per year plus an annual bonus based on his achievement of individual objectives and SwissINSO’s achievement of company objectives.  The agreement is terminable by either party on six (6) months notice during the first year of the term and on nine (9) months notice thereafter.  For all the terms of the Employment Contract with Mr. Ducommun, reference is hereby made to such agreement annexed as Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2009.  All statements made herein concerning such agreement are qualified by reference to said exhibit.

Michel Gruering, our President, is a party to a Contract for Consultancy Services dated September 30, 2009 with SwissINSO SA, pursuant to which he served as a strategic consultant to SwissINSO for the period October 1, 2009 through March 31, 2010 at a consulting fee of CHF 18,000 per month.  This contract was subsequently extended by mutual agreement until May 31, 2010 and further extended through July 2010 with a consulting fee of CHF 24,000 in total.  For all the terms of the Contract for Consultancy Services with Mr. Gruering, reference is hereby made to such contract annexed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2010.  All statements made herein concerning such contract are qualified by reference to said exhibit.

Neither the Company nor SwissINSO is a party to any other employment agreements.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except for stock options to purchase 300,000 shares of Common Stock each that will be granted under the Plan to our directors Clive D. Harbutt, Suhail Konstantin Saad and Timothy A. Tolhurst, no director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon herein.  All directors of the Company authorized and approved the Amendment and the Plan by unanimous written consent on December 16, 2009, and no director has informed the Company in writing that he intends to oppose any action to be taken by the Company in connection with the Amendment or the Plan.

DISTRIBUTION AND COSTS

The Company will pay the cost of preparing and sending out this Information Statement.  Only one Information Statement is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of such stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive separate copies of information or proxy statements, annual reports or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning the Company at 212-521-4017 or by writing to the Company at 590 Madison Avenue, 21st Floor, New York, New York 10022.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy and information statements and other information with the SEC under the Exchange Act.  You may read and copy this information at the Public Reference Section at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains a website (www.sec.gov) that contains reports, proxy and information statements and other information about issuers that file electronically with the SEC.  Copies of our public filings may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SWISSINSO HOLDING INC.

It is hereby certified that:

1.           The name of the corporation is SWISSINSO HOLDING INC.

2.           The corporation hereby amends its Certificate of Incorporation as follows:

The first sentence of Paragraph FOURTH of the Certificate of Incorporation relating to the capital stock of the corporation is hereby deleted and shall now read as follows:

“FOURTH.                      Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of Common Stock, par value $.0001 per share (“Common Stock”), and (b) 10,000,000 shares of Preferred Stock, par value $.0001 per share (“Series Preference Stock”).

3.           The amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4.           The effective time of the amendment herein certified shall be upon the filing of this Certificate with the Secretary of State.

Signed on December 16, 2009.

__________________________
      Yves Ducommun
    Chief Executive Officer

A-1

ANNEX B

SWISSINSO HOLDING INC.

2009 STOCK INCENTIVE PLAN

SWISSINSO HOLDING INC.
2009 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT AND PURPOSE.

The SwissINSO Holding Inc. 2009 Stock Incentive Plan (the “Plan”) is established by SwissINSO Holding Inc., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders.  The Plan is adopted as of December 16, 2009, subject to approval by the Company’s stockholders within twelve (12) months after such adoption date.  No Awards shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders.  No Award shall be granted hereunder on or after the date ten (10) years after the Effective Date or such earlier date as of which the Plan is discontinued by the Board as provided herein.  The Plan shall terminate on December 16, 2019 or such earlier time as the Board may determine.

Certain terms used herein are defined as set forth in Section 9.

2.	ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee of the Board, or such other Committee, appointed by the Board, consisting of at least two (2) members of the Board who are “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board.  As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.  Participation shall be limited to such persons as are selected by the Administrator.  Subject to Section 409A of the Code, Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including, subject to the requirements under the Plan, a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).  The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	to determine whether and to what extent Stock Options, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)
subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 5.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time.  The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter.  All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.	STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed Ten Million (10,000,000) shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, is canceled or is otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be One Million (1,000,000) shares.

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number and any fractional share resulting from an adjustment or substitution provided for hereunder shall be rounded up to the nearest whole share.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.

4.	STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code).  To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.  Incentive Stock Options may be granted only within ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator.  An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price.  The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)
Option Term.  Except as otherwise provided in the applicable option agreement, no Stock Option shall be exercisable more than ten (10) years after the date that the Stock Option is granted; provided that under no circumstances shall an Incentive Stock Option be exercisable more than ten (10) years (or five (5) years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)
Vesting.  Except as otherwise provided in the applicable option agreement,  a Stock Option shall become vested and non-forfeitable with respect to one-third of the Stock underlying such Stock Option on the first anniversary of the date of grant, with an additional one-twelfth of the Stock underlying such Stock Option becoming vested and non-forfeitable on each successive third month anniversary thereafter, so that the remaining two-thirds of the Stock underlying the Stock Option shall become vested on the third anniversary of the date of grant; provided, in each case, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate.

(d)
Exercisability.  Stock Options shall be exercisable to the extent vested; provided that the exercise of a Stock Option shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable option agreement.  If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine.  In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)
Method of Exercise.  Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).  Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

Unless otherwise determined by the Administrator, if payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of stock that is subject to restrictions on transfer and/or forfeiture provisions (“Restricted Stock”), some or all of the Stock received upon such exercise shall be subject to the same restrictions as such Restricted Stock.  The number of shares of Stock received upon such exercise that shall be subject to such restrictions shall equal the number of shares of Restricted Stock used for payment of the option exercise price.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made.  Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Stock Options.  Except as otherwise provided in the applicable option agreement, a Stock Option shall not be transferable except by will or the laws of descent and distribution.  A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred pursuant to the applicable option agreement or by will or the laws of descent and distribution.  Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)
Termination by Death.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee shall (except to the extent that such Stock Option is a performance-based Award) be fully vested upon such death and may thereafter be exercised for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)
Termination by Reason of Disability.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee shall (except to the extent that such Stock Option is a performance-based Award) be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Optionee for a period of one (1) year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)
Termination by Reason of Retirement.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Optionee for a period of six (6) months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)
Involuntary Termination Without Cause.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three (3) months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Involuntary Termination for Cause.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, all Stock Options held by such Optionee, whether or not then vested and exercisable, shall thereupon terminate.

(l)
Other Termination.  Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services  is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of one (1) month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.	STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator and set forth in the applicable award agreement.  Subject to the provisions of this Section 5, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator.  Except as set forth in the applicable award agreement, a Stock Award shall become vested and nonforfeitable with respect to one-third of the shares of Stock underlying such Stock Award on the first anniversary of the date of grant, with an additional one-twelfth becoming vested and non-forfeitable on each successive third month anniversary thereafter, so that the remaining two-thirds of the Stock underlying the stock award will become vested on the third anniversary of the date of grant.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award).  The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)
future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Stock Award are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Stock Award as of the date or date on which such restrictions lapse.  Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Stock Award to such Participant and/or cause the forfeiture of any Stock Award as to which restrictions have not yet lapsed.

6.	PERFORMANCE AWARDS.

(a)
Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 6).  The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 6(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)
Performance Awards Granted to Designated Covered Employees.  If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 6(b).

(i)
Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 6(b).Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)
Business Criteria.  One or more business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Administrator in establishing performance goals for such Performance Awards and set forth in the applicable Performance Award Agreement.

(iii)
Performance Period: Timing For Establishing Performance Goals.   Achievement of performance goals in respect of such Performance Awards shall be measured over such duration as may be specified by the Administrator.  Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Section 162(m) of the Code.

(iv)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or otherproperty, in the discretion of the Administrator. The Administrator may,in its discretion, reduce the amount of a settlement otherwise to be made inconnection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 6(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

7.	CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)
The vesting and exercisability of any Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)	Any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable; and

(iii)
Outstanding Awards shall, provided that no material modification of the Award or any liability results under Section 409A of the Code, be subject to any agreement of acquisition, merger or reorganization that effects such Change in Control and that provides for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)
Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)
The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 66-2/3% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by all of the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

(3)	An acquisition of voting securities pursuant to a transaction described in clause (C) below that would not be a Change in Control under clause (C);

Notwithstanding the foregoing, the following event shall not constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of  the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 66-2/3% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 66-2/3% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(B)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)
After which no person or group beneficially owns voting securities representing 66-2/3% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 66-2/3% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(C)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii)	For purposes of Section 7(b), stock ownership is determined under Section 409A of the Code.

(c)
Change in Control Price.  For purposes of the Plan, “Change in Control Price” means the Fair Market Value (which may be the amount of consideration per share of Stock received by the holder of Stock in connection with the Change in Control transaction or, in the case of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer, in each case, as determined by the Administrator in accordance with Section 9(n) hereunder) of a share of Stock on the date of a Change in Control.  To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.  The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

8.	MISCELLANEOUS.

(a)
Amendment.  The Board may at any time terminate, amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code or (iii) made to avoid the violation of Section 409A of the Code.  No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent.

(b)
Unfunded Status of Plan.  It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation.  The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)           General Provisions.

(i)
Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof.  The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)
The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.  In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)
Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued.  Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)
The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)
If any payment or right accruing to a Participant under this Plan (without the application of this Section 8(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.”  The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant.  The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose.  The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)
To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company.  All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)
This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)
In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware.

(xvii)
No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly.  If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

9.	DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)
“Affiliate” means a corporation or other entity (i) controlled by the Company and  which, in the case of grants of Stock Options would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Option or Stock Award.

(c)           “Board” means the Board of Directors of the Company.

(d)
“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries.  Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan.  The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Commission” means the Securities and Exchange Commission or any successor agency.

(g)
“Committee” means a committee of Directors appointed by the Board to administer this Plan.  Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist of at least two (2) directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(h)	“Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i)	“Director” means a member of the Company’s Board.

(j)
“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.  Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan.  The determination of Disability shall be made by the Administrator, in its sole discretion.  The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)           “Effective Date” means December 16, 2009.

(l)
“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii)  any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Awards would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)
“Fair Market Value” means, as of any given date, the fair market value of the Stock, determined as follows:  (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market, its fair market value on such date shall be the reported closing selling price for the Stock on the principal securities exchange or national market system on which the Stock is at such date listed for trading; provided that if there are no sales of Stock on that date, then the reported closing selling price for the Stock on the next preceding date shall be determinative of fair market value; or (ii) if the Stock is listed on the OTC Electronic Bulletin Board, its fair market value on such date shall be the closing selling price on such date for the Stock as reported on the OTC Electronic Bulletin Board; provided that if there are no sales of the Stock on that date, then the reported closing selling price for the Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or, (iii) if the Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, or notwithstanding (i) and (ii) above, if a determination of Fair Market Value under (i) or (ii) above would violate the rules under Section 409A of the Code and the regulations thereunder with respect to the determination of fair market value, Fair Market Value of the Stock on such date shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.  In the event of a Change in Control, notwithstanding the foregoing provisions of this Section 9(n), Fair Market Value of the Stock in connection with such Change in Control transaction shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.

(o)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r)	“Optionee” means a person who holds a Stock Option.

(s)	“Participant” means a person granted an Award.

(t)	“Performance Award” means a right, granted to a Participant under Section 6, to receive Awards based upon performance criteria specified by the Administrator.

(u)
“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(v)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with five (5) years of service.

(w)	“Stock” means the common stock, par value $.0001 per share, of the Company.

(x)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(y)	“Stock Option” means an option granted under Section 4.

(z)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(aa)
“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the places they are first used.